NEUBERGER BERMAN
EQUITY ASSETS

      SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 30, 1998


NEUBERGER  BERMAN  GENESIS,   MANHATTAN  AND  PARTNERS  ASSETS:   the  following
disclosure is added to the sidebars entitled "Other Risks" on pages 10, 22 and 28 of the Prospectus:

In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.




This Supplement is dated May 26, 1999.

NEUBERGER BERMAN
EQUITY ASSETS


SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 30, 1998

I. The final paragraph in the section "Investment Information - Investment Policies and Limitations" is revised to read as follows:

      Although the Portfolios do not have policies limiting their investment in warrants, no Portfolio currently intends to invest in warrants unless acquired in units or attached to securities.

II. The  following  additional  changes  apply to the  Statement  of  Additional
Information:

      Effective April 28, 1999, each Portfolio may purchase and sell stock index futures contracts, and purchase and sell put and call options thereon, for purposes of managing cash flow. The managers may use such futures and options to increase each Portfolio's exposure to the performance of a recognized securities index, such as the S&P 500 Index. Therefore, the disclosure regarding such futures and options in the sections "Futures Contracts and Options Thereon," "Put and Call Options on Securities Indices," "General Information about Securities Options" and "Regulatory Limitations on Using Hedging Instruments" under the heading "Futures, Options on Futures, Options on Securities and Indices, Forward Contracts, and Options on Foreign Currencies (collectively, `Hedging Instruments')" applies to all of the Portfolios.

      In addition, each Portfolio now may invest, at times, in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index, or another appropriate index. Therefore, the disclosure regarding such investments in the section "Other Investment Companies" applies to all the Portfolios.

III.  The  following   discussion  is  added  to  the  Statement  of  Additional
Information:

AS THE FOLLOWING CHART SHOWS, MARKETS HAVE TENDED TO MOVE IN CYCLES AND EXTREMES, WHETHER IT'S BETWEEN ASSET CLASSES, CAPITALIZATION RANGES OR EQUITY STYLES. RECENT EVIDENCE SUGGESTS THAT VALUE STOCKS, PARTICULARLY IN THE MID- AND SMALL-CAP SECTORS, ARE ATTRACTIVELY PRICED. WHILE IT'S IMPOSSIBLE TO PREDICT WHEN MARKET CYCLES WILL CHANGE, IN NEUBERGER BERMAN'S OPINION, THESE SECURITIES NOW PRESENT GOOD BUYING OPPORTUNITIES.


HISTORICAL PERFORMANCE CYCLES CHART A:

Russell Mid-Cap Value Index vs. S&P 500 Index 1986-1998

x-axis: Year

y-axis: Performance Spread

           Russell Midcap   S&P 500     Difference
             Value
1986          17.87          18.21           -0.34
1987          -2.19           5.17           -7.36
1988          24.61          16.50            8.11
1989          22.70          31.43           -8.73
1990         -16.08          -3.19          -12.89
1991          37.92          30.55            7.37
1992          21.68           7.68           14.00
1993          15.62          10.00            5.62
1994          -2.12           1.33           -3.45
1995          34.93          37.50           -2.57
1996          20.26          23.25           -2.99
1997          34.41          33.38            1.03
1998           5.08          28.76          -23.68


                                   Cumulative Returns
                                  S&P 500    RussMCV
          3 years ending 1988     45.64      43.66

          2 years ending 1990     27.60       2.97

          3 years ending 1993     54.56      94.03

          5 years ending 1998    193.92     124.32



Source: Frank Russell, Investment Technologies, Callan Assoc., Neuberger Berman, LLC Dec. 31, 1985 is the inception date of the Russell Mid-Cap Value Index.

Footnotes:

*The Russell MidcapTM Value Index measures the performance of those Russell Midcap(TM) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is an unmanaged index generally considered representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions.

Performance data quoted represents past performance, which is no guarantee of future results.

HISTORICAL PERFORMANCE CYCLES CHART B:

Russell 2000 Index vs. S&P 500 Index 1979-1998

x-axis: Year

y-axis: Performance Spread

             Russell 2000 S&P 500 Difference
             ------------ ------- ----------
1979                43.09   18.44   24.65
1980                38.58   32.42    6.16
1981                 2.03   -4.91    6.94
1982                24.95   21.58    3.36
1983                29.13   22.43    6.71
1984                -7.30    6.10  -13.41
1985                31.05   31.57   -0.52
1986                 5.68   18.21  -12.53
1987                -8.77    5.17  -13.94
1988                24.89   16.50    8.39
1989                16.24   31.43  -15.19
1990               -19.51   -3.19  -16.31
1991                46.05   30.55   15.50
1992                18.41    7.68   10.73
1993                18.91   10.00    8.91
1994                -1.82    1.33   -3.15
1995                28.44   37.50   -9.06
1996                16.49   23.25   -6.75
1997                22.36   33.38  -11.01
1998                -2.55   28.76  -31.30



                                   Cumulative
                                   Returns
                                   S&P 500  R2000
                                   -------  -----
          5 years ending 1983       122.58  226.44

          7 years ending 1990       160.15   36.88

          3 years ending 1993        54.56  105.63

          5 years ending 1998       193.92   75.23


Source: Frank Russell, Investment Technologies, Callan Assoc., Neuberger Berman, LLC Dec. 31, 1978 is the inception date of the Russell 2000 Index.

Footnotes:

*The Russell 2000(R) Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $222 million. The Russell 3000(R) Index measures the performance of the 3,000 largest

U.S. companies based on total market capitalization. The S&P 500 Index is an unmanaged index generally considered representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions.

Performance data quoted represents past performance, which is no guarantee of future results.








This Supplement is dated May 26, 1999.